Prospectus Supplement	October 31, 2018

Putnam Short-Term Municipal Income Fund
Prospectus dated March 30, 2018

Effective December 1, 2018, the prospectus is supplemented as follows:

The following paragraph replaces similar disclosure under Fund Summary – Fees and expenses:

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 12 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

The following information replaces similar information for class A shares under Fund summary – Fees and expenses – Shareholder fees:

	Maximum sales charge (load) imposed	Maximum deferred sales charge (load) (as
Share	on purchases (as a percentage of	a percentage of original purchase price or
class	offering price)	redemption proceeds, whichever is lower)
Class A	2.25%	1.00% †

† Applies only to certain redemptions of shares bought with no initial sales charge.

The following information replaces similar information for class A shares under Fund summary — Fees and expenses – Example:

Share class	1 year	3 years	5 years	10 years
Class A	$285	$633	$1,005	$2,049

The following information replaces similar information for class A shares under Fund summary – Investments, risks, and performance – Performance – Average annual total returns after sales charges:

		Since inception
Share class	1 year	(3/18/13)
Class A before taxes	-0.93%	0.00%
Class A after taxes on distributions	-0.94%	0.00%
Class A after taxes on distributions and sale of fund shares	-0.12%	0.14%

314033 10/18

The following paragraph replaces similar disclosure under How do I buy fund shares? – Which share class is best for me?:

How much you intend to invest. While investments of less than $100,000 can be made in any share class, class A offers sales charge discounts starting at $100,000, and the fund does not charge an initial sales charge for purchases of class A or class M shares of $250,000 or more. Class T offers sales charge discounts starting at investments of $250,000.

The following disclosure replaces similar disclosure for class A shares under How do I buy fund shares? – Here is a summary of the differences among the classes of shares:

Class A shares

• Initial sales charge of up to 2.25%

• No initial sales charge for investments of $250,000 or more

• No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)

• Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

• Lower initial sales charge than class T shares, and right of accumulation and statement of intention discounts (described in this prospectus) are not applicable to class T shares.

The last bullet under How do I buy fund shares? – Here is a summary of the differences among the classes of shares – Class C shares is replaced in its entirety by the following:

• Orders for class C shares of one or more Putnam funds, other than class C shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $250,000 or more. Investors considering cumulative purchases of $250,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

The following disclosure replaces similar disclosure for class M shares under How do I buy fund shares? – Here is a summary of the differences among the classes of shares:

Class M shares

• Initial sales charge of up to 0.75%

• No initial sales charge for investments of $250,000 or more

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

• Higher annual expenses, and lower dividends, than class A or T shares because of higher 12b-1 fees

• No conversion to class A shares, so no reduction in future 12b-1 fees

• Orders for class M shares of one or more Putnam funds, other than class M shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $250,000 or more. Investors considering cumulative purchases of $250,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

The following disclosure replaces similar disclosure for class A and class M shares under How do I buy fund shares? – Initial sales charges for class A and M shares:

	Class A sales charge as a		Class M sales charge as a
	percentage of*:		percentage of*:
	Net amount		Net amount
	invested	Offering price**	invested	Offering price**
Under $100,000	2.30%	2.25%	0.76%	0.75%
$100,000 - $249,999	1.27%	1.25%	0.76%	0.75%
$250,000 and over	None	None	N/A***	N/A***

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

*** The fund will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $250,000 or more.

The following disclosure replaces similar disclosure in the second paragraph under How do I sell or exchange fund shares? – Deferred sales charges for class B, class C and certain class A shares:

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Class A shares that are part of a purchase of $250,000 or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase, if the purchase is on or after December 1, 2018. Class A shares that are part of a purchase of $500,000 or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within twelve months of purchase, if the purchase is between March 1, 2018 and November 30, 2018. Such purchases made prior to March 1, 2018 will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase.

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